                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - April 30, 2007

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                                      33-0230641
  (State or jurisdiction of                    (IRS Employer Identification No.)
incorporation or organization)

                             30021 TOMAS, SUITE 200
                    RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                           RG GLOBAL LIFESTYLES, INC.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 30, 2007, Joe Murray resigned from his positions as Secretary and Vice President Operations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: May 4, 2007                          RG GLOBAL LIFESTYLES, INC.


                                           By:     /s/ Grant King
                                                  ------------------------------
                                                   Grant King
                                                   Chief Executive Officer